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                          STOCKCAR STOCKS(SM)
                              INDEX FUND
                        www.stockcarstocks.com

                        INVEST IN THE COMPANIES
                     THAT INVEST IN YOUR SPORT(SM)




                                SEMI-
                                ANNUAL
                                REPORT
                                MARCH 31,
                                2000

                                [LOGO]
                          STOCKCAR STOCKS(SM)
                              INDEX FUND

Dear StockCar Stocks shareholders:

StockCar Stocks Index Fund currently includes 56 companies that sponsor or derive revenues from NASCAR Winston Cup Series racing and the past six months were very significant for the "Business of Nascar racing."

[ID: PHOTO WITH CAPTION]
From left to right: Kim Torrence-Fund Secretary, John Allen-Fund President, Bob Carter-Portfolio Manager


TELEVISION BROADCASTERS
-----------------------------------------------------------------------------

Over the past decade, NASCAR races have become one of the most-watched televised professional sports events in the country. A monumental event in the 52-year history of the sport occurred on November 11, 1999. NASCAR signed a six-year, $2.6 billion TV contract and joined the ranks of America's elite professional spectator sports -- Major League Baseball, the National Basketball Association and the National Football League.

For long-time NASCAR fans who might list North Wilksboro as one of his/her favorite tracks -- or who actually watched the original live broadcast of the 1979 Daytona 500 on CBS -- the announcement that CBS, ESPN, ABC and TNN would no longer be broadcasting races might be a little bittersweet.

The current NASCAR television contract which expires at the end of the year -- negotiated by individual track owners -- bounces from network to network each week, making it difficult for many viewers to find the race, especially if they don't have cable/satellite service.

The new 2001 television package was collectively negotiated by NASCAR, and will divide the season in half. Fox will cover the first half, and the second half will be primarily on NBC. This is expected to build more momentum and viewer continuity -- and most importantly -- more in-depth coverage of the sport. In addition, over 60% of the Winston Cup races will be on network television rather than on cable networks. This should help increase viewers and provide sponsors with a potentially larger television audience.

[ID: PHOTO]

From a fan perspective, the new contract should enable networks to invest in new technologies and produce a more in-depth broadcast than is currently provided. A great comparison is the in-depth, week to week radio coverage of Nascar races on PRN or MRN radio. Other examples of the importance of broadcast continuity are the weekly radio talk show "Fast Talk with Benny Parsons," or the weekly TNN show "Inside Nascar Winston Cup with Ned Jarrett." If these radio or TV shows aired only once a month, or once every other month, there would be little opportunity to create a strong audience following.

On the economic front, the new NASCAR television contract allocates
65 percent of the $2.6 billion TV contract revenue to the track owners, NASCAR will receive 10 percent of the revenue and the race purses will receive 25 percent.

-----------------------------------------------------------------------------

WHAT DOES THIS MEAN TO STOCKCAR STOCKS INDEX FUND?
-----------------------------------------------------------------------------

StockCar Stocks owns shares of International Speedway Corporation (which includes Daytona, Talladega, Miami and California), Speedway Motorsports (which includes Charlotte, Bristol and Texas) and Dover Downs (Dover). The individual track owners will receive approximately $1.7 billion over the next six years. This will have a major impact on the financial foundation of the sport and provide the necessary capital for the continued expansion.

Wall Street money helped finance the construction of Texas Motor Speedway, California Speedway, the addition of lights to Daytona and Charlotte, as well as the expansion and modernization of the current tracks such as Bristol. The new TV revenue will be part of the underwriting for the construction of the new Kansas City and Chicago speedways, as well as the proposed speedway in the New York City area.

Included in this report is a schedule of the portfolio holdings -- organized by industry -- with their quarter-end portfolio weightings. A few of the largest fund holdings include General Motors Corp., Time Warner, Inc., Home Depot, General Electric and Pfizer, Inc. Each of these companies represents more than 2 percent of portfolio assets.

Most companies in the fund account for around 1.5 percent of assets. Included among these are Anheuser-Busch, duPont, Exxon-Mobil, Eastman Kodak, International Speedway Corp., Kellogg Co., McDonald's and Texaco, Inc.

Included among smaller-weighted companies which account for approximately one percent of the fund's investment are: Mattel, Federal Mogul and Procter & Gamble.

[ID: PHOTO]

STOCKCAR STOCKS PERFORMANCE UPDATE
-----------------------------------------------------------------------------

Your share performance is impacted by the fluctuating stock price of the 56 companies included in the fund. Accordingly, the larger-weighted stocks will impact the portfolio more than some of the smaller-weighted stocks.

Also impacting the performance of StockCar Stocks is the overall performance of the different sectors of the U.S. economy.
Interestingly, during 2000's first quarter, the utility industry was the best-performing in the stock market -- up an average of seven percent for the quarter. This is not what one would expect in the "new economy."

However, it does reinforce the validity of a diversified portfolio. StockCar Stocks Index Fund currently invests in the majority of the industries of the U.S. economy. The diversification will change during the year as the better-performing industries will account for a larger portion of the fund's performance and, conversely, the weights of under-performing sectors will shrink.

Those of you that have invested in the fund since inception in Oct. 1, 1998 (Direct Share Class) are now seeing many of the same companies listed in each shareholder mailing. As the fund employs a long-term buy-and-hold strategy for these companies, we believe this core list of companies will continue in the future, with a few additions and deletions along the way as outlined in the prospectus.

While many of us have watched as one "dot com" company after another went public and doubled on its first day, it seems that the stock market may finally have returned to normalcy and investors are returning to fundamental analysis of earnings, financial stability and growth potential. As you continue to make investment decisions in the future, the words of the legendary investor Ben Graham, author of the 1949 book entitled The Intelligent Investor, are as timely now, as they were then.

    "In the short-term, the stock market is a voting machine reflecting a voter registration test that requires only money, not intelligence or emotional stability, but in the long-run, the market is a weighing machine."

                                                       -Ben Graham, 1949

    Sincerely,
/s/ JOHN P. ALLEN, II
    John P. Allen, II
    President
    StockCar Stocks Mutual Fund, Inc.


Please call 1.87.RACE.FUND or visit our website at www.stockcarstocks.com for a free prospectus, which includes information on all fees and expenses. Read the prospectus carefully before investing or sending money. There are special risks associated with investing in an index fund. StockCar Stocks Index Fund is composed of only 56 companies, there is potential company turnover, possible addition of companies in the index which may not have a long operating history and the risks inherent in the stock car auto racing industry. These factors may affect the value of your investment. Total return and principal value will vary so those shares when redeemed, may be worth more or less than their original value. Past performance is no guarantee of future results. The Fund offers multiple classes of shares for which performance will differ. StockCar Stocks Index Fund Direct Shares were launched October 1, 1998. StockCar Stocks Advisor Share were launched August 2, 1999. The Fund is distributed by Declaration Distributors, Inc., Conshohocken, PA. NASCAR is a registered trademark of the National Association of Stock Car Auto Racing.

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                          STOCKCAR STOCKS(SM)
                              INDEX FUND


SEMI-ANNUAL REPORT
SCHEDULE OF INVESTMENTS
March 31, 2000 (Unaudited)
-----------------------------------------------------------------------------

                                                      NUMBER OF       MARKET
                                                       SHARES         VALUE
                                                      ---------       ------
COMMON STOCK -- 96.65%

AGRICULTURAL -- 3.50%
  Philip Morris Co., Inc. (Miller Lite)                 4,000      $   84,500
  R.J. Reynolds Tobacco Holdings, Inc.                  5,650          96,050
                                                                   ----------
                                                                      180,550
                                                                   ----------

AUTOMOBILE MANUFACTURERS -- 4.06%
  Ford Motor Co.                                        1,900          87,281
  General Motors Corp.                                  1,475         122,148
                                                                   ----------
                                                                      209,429
                                                                   ----------

AUTOMOBILE PARTS & EQUIPMENT -- 5.30%
  Exide Corp.                                          11,250         132,891
  Federal Mogul Corp.                                   2,500          41,719
  Genuine Parts Co. (NAPA)                              4,150          99,081
                                                                   ----------
                                                                      273,691
                                                                   ----------

BROADCASTING -- 7.88%
  CBS Corp.*                                            1,800         101,925
  The Walt Disney Co. (ESPN, ABC)                       3,500         144,812
  Time Warner, Inc. (TBS, Cartoon Network)              1,600         160,000
                                                                   ----------
                                                                      406,737
                                                                   ----------

BUILDING -- 1.44%
  Oakwood Homes Corp.                                  19,500          74,344
                                                                   ----------

CHEMICALS -- 1.64%
  DuPont de Nemours & Co.                               1,600          84,600
                                                                   ----------


                  See notes to financial statements.

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                          STOCKCAR STOCKS(SM)
                              INDEX FUND



                                                      NUMBER OF       MARKET
                                                       SHARES         VALUE
                                                      ---------       ------
DIVERSIFIED CONGLOMERATES -- 2.10%
  General Electric Co. (NBC)                              700      $  108,631
                                                                   ----------

ENTERTAINMENT & LEISURE -- 7.97%
  Action Performance*                                   5,000          66,563
  Dover Downs Entertainment, Inc.                       5,000          63,750
  International Speedway Corp. CL A                     1,900          85,381
  Mattel, Inc.                                          5,250          54,797
  Racing Champions Corp.*                              12,750          48,609
  Speedway Motorsports, Inc.*                           3,700          92,269
                                                                   ----------
                                                                      411,369
                                                                   ----------

FINANCIAL SERVICES -- 5.15%
  Amex S&P Depository                                     300          45,169
  Associates First Capital Corp.                        2,500          53,594
  Conseco, Inc.                                         5,900          67,481
  MBNA Corp.                                            3,900          99,450
                                                                   ----------
                                                                      265,694
                                                                   ----------

FOOD & BEVERAGE -- 14.35%
  Adolph Coors Co.                                      1,950          93,234
  Anheuser-Busch Companies, Inc.                        1,475          91,819
  Coca-Cola Co.                                         1,850          86,834
  General Mills, Inc. (Cheerios)                        2,750          99,516
  Kellogg Co.                                           3,225          82,641
  Kroger Co.                                            5,000          87,812
  PepsiCo, Inc.                                         2,900         100,231
  Quaker Oats Co. (Gatorade)                            1,625          98,516
                                                                   ----------
                                                                      740,603
                                                                   ----------

INTERNET SERVICES - 1.42%
  Go.com*                                               3,500          73,063
                                                                   ----------


                  See notes to financial statements.

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                          STOCKCAR STOCKS(SM)
                              INDEX FUND



                                                      NUMBER OF       MARKET
                                                       SHARES         VALUE
                                                      ---------       ------
MACHINERY, GENERAL INDUSTRIAL -- 4.32%
  Caterpillar, Inc.                                     2,025      $   79,861
  Deere & Co.                                           2,450          93,100
  Nationsrent, Inc.*                                    9,500          49,875
                                                                   ----------
                                                                      222,836
                                                                   ----------

MINING & BUILDING MATERIALS -- 0.10%
  Arch Coal, Inc.                                         763           5,340
                                                                   ----------

OIL & GAS -- 11.91%
  Ashland, Inc. (Valvoline)                             3,100         103,656
  BP Amoco PLC ADR                                      1,750          92,859
  Exxon Mobil Corp.                                     1,300         101,156
  Pennzoil - Quaker State Co.                           9,800         102,288
  Texaco Inc.                                           1,850          99,206
  Tosco Corp. (Unocal 76)                               3,800         115,663
  Tosco Corp. rights exp. 12/6/08 *                       325              --
                                                                   ----------
                                                                      614,828
                                                                   ----------

PERSONAL & HOUSEHOLD PRODUCTS -- 4.64%
  Block Drug, Inc. (Goody's Headache Powder)               65           1,792
  Pfizer, Inc.                                          3,150         115,172
  Procter & Gamble Co. (Tide)                           1,025          57,656
  The Clorox Co. (STP)                                  2,000          65,000
                                                                   ----------
                                                                      239,620
                                                                   ----------

PHOTOGRAPHY EQUIPMENT -- 1.47%
  Eastman Kodak Co.                                     1,400          76,038
                                                                   ----------

RESTAURANT - RETAIL -- 3.74%
  CBRL Group, Inc. (Cracker Barrel)                     9,750          97,500
  McDonald's Corp.                                      2,550          95,784
                                                                   ----------
                                                                      193,284
                                                                   ----------


                  See notes to financial statements.

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                          STOCKCAR STOCKS(SM)
                              INDEX FUND



                                                      NUMBER OF       MARKET
                                                       SHARES         VALUE
                                                      ---------       ------
RETAIL STORES -- 8.12%
  Home Depot, (The) Inc.                                1,650      $  106,425
  K-Mart Corp.*                                        10,300          99,781
  Lowe's Cos., Inc.                                     1,850         107,994
  Sears, Roebuck & Co. (Die Hard)                       3,400         104,975
                                                                   ----------
                                                                      419,175
                                                                   ----------

TELECOMMUNICATIONS -- 3.67%
  BellSouth Corp.                                       2,200         103,400
  Global Crossing Ltd.*                                 2,100          85,969
                                                                   ----------
                                                                      189,369
                                                                   ----------

TIRE & RUBBER -- 1.51%
  Goodyear Tire & Rubber                                3,350          78,097
                                                                   ----------

UTILITIES -- 2.36%
  Peco Energy Co. (Power Team)                          3,300         121,687
                                                                   ----------

    TOTAL COMMON STOCK (Cost $5,618,730)                            4,988,985
                                                                   ----------

SHORT-TERM INVESTMENTS - 3.16%
  Evergreen Money Market Trust  CL Y (Cost $163,159)  163,159         163,159
                                                                   ----------

TOTAL INVESTMENTS (Cost $5,781,889)                                 5,152,144

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.19%                         10,001
                                                                   ----------

NET ASSETS - 100.00%                                               $5,162,145
                                                                   ==========

*Non-income producing investment.
ADR - American Depository Receipt


                  See notes to financial statements.

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                          STOCKCAR STOCKS(SM)
                              INDEX FUND


SEMI-ANNUAL REPORT
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000 (Unaudited)
-----------------------------------------------------------------------------
ASSETS:
  Investments, at market (cost $5,781,889) (note 1)                $5,152,144
  Receivables:
    Dividends and interest                                             12,585
    Fund shares sold                                                   11,520
                                                                   ----------
      Total assets                                                  5,176,249
                                                                   ==========

LIABILITIES:
  Payables:
    Fund shares redeemed                                               10,079
    Due to Advisor                                                      2,809
    Distribution fees payable                                           1,060
    Other liabilities                                                     156
                                                                   ----------
      Total liabilities                                                14,104
                                                                   ----------
NET ASSETS                                                         $5,162,145
                                                                   ==========

NET ASSETS CONSIST OF:
  Common stock                                                     $       30
  Paid-in capital                                                   5,513,610
  Undistributed net investment income                                  13,211
  Accumulated realized gain on investments                            265,039
  Net unrealized loss on investments                                 (629,745)
                                                                   ----------
Total Net Assets                                                   $5,162,145
                                                                   ==========

NO-LOAD DIRECT CLASS SHARES:
Net Assets (Unlimited shares of $0.0001 par value
  authorized; 279,969 shares outstanding) (note 2)                 $4,873,200
                                                                   ==========

Net Asset Value, offering and redemption price per share           $    17.41
                                                                   ==========

ADVISOR CLASS SHARES:
Net Assets (Unlimited shares of $0.0001 par value
  authorized; 21,999 shares outstanding) (note 2)                  $  288,945
                                                                   ==========

Net Asset Value and redemption price per share                     $    13.13
                                                                   ==========

Offering price per share Advisor class ($13.13/.9600)              $    13.68
                                                                   ==========


                  See notes to financial statements.

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                          STOCKCAR STOCKS(SM)
                              INDEX FUND


SEMI-ANNUAL REPORT
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2000 (Unaudited)
-----------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                          $   7,017
  Dividends                                                            47,371
                                                                    ---------
    Total investment income                                            54,388
                                                                    ---------

EXPENSES:
  Investment advisory fees                                             13,050
  Administration fee                                                   17,226
  12b-1 fees -- No-load class                                           6,188
  12b-1 fees -- Advisor class                                             337
                                                                    ---------
    Total expenses                                                     36,801
                                                                    ---------
  Net investment income                                                17,587
                                                                    ---------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain on investments                                    265,051
  Change in net unrealized depreciation on investments               (395,768)
                                                                    ---------
                                                                     (130,717)
                                                                    ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(113,130)
                                                                    =========


                  See notes to financial statements.

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                          STOCKCAR STOCKS(SM)
                              INDEX FUND


SEMI-ANNUAL REPORT
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
                                       FOR THE SIX MONTHS
                                              ENDED           FOR THE YEAR
                                         MARCH 31, 2000          ENDED
                                           (UNAUDITED)     SEPTEMBER 30, 1999
                                       ------------------  ------------------
OPERATIONS:
  Net investment income                    $   17,587          $    6,551
  Net realized gain on investments            265,051              19,772
  Change in net unrealized depreciation
    on investments                           (395,768)           (233,977)
                                           ----------          ----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                            (113,130)           (207,654)
                                           ----------          ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                       (10,927)                 --
  Net realized gain on investments            (19,784)                 --
                                           ----------          ----------
Net decrease from dividends
  and distributions                           (30,711)                 --
                                           ----------          ----------
Net increase from capital share
  transactions (note 2)                       446,000           4,967,640
                                           ----------          ----------
Net increase in net assets                    302,159           4,759,986

NET ASSETS:
  Beginning of period                       4,859,986             100,000
                                           ----------          ----------
  End of period**                          $5,162,145          $4,859,986
                                           ==========          ==========

**Including undistributed net investment income of $13,211 and $6,551, respectively.


                  See notes to financial statements.

                                                 [LOGO]
                                           STOCKCAR STOCKS(SM)
                                               INDEX FUND


SEMI-ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data (For a Share Outstanding Throughout Each Period)
----------------------------------------------------------------------------------------------------------
                                    NO-LOAD DIRECT CLASS                        ADVISOR CLASS
                           --------------------------------------  ---------------------------------------
                           FOR THE SIX MONTHS                      FOR THE SIX MONTHS
                                 ENDED           FOR THE YEAR            ENDED           FOR THE PERIOD
                             MARCH 31, 2000          ENDED           MARCH 31, 2000          ENDED
                              (UNAUDITED)      SEPTEMBER 30, 1999     (UNAUDITED)      SEPTEMBER 30, 1999*
                           ------------------  ------------------  ------------------  -------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $17.84              $15.00              $13.49               $14.40
                                 ------              ------              ------               ------

INVESTMENT OPERATIONS:
  Net investment income            0.06                0.02                0.04                 0.01
  Net realized and
    unrealized gain/(loss)
    on investments                (0.38)               2.82               (0.29)               (0.92)
                                 ------              ------              ------               ------
  Total from investment
    operations                    (0.32)               2.84               (0.25)               (0.91)
                                 ------              ------              ------               ------

DISTRIBUTIONS:
  Net investment income           (0.04)                 --               (0.04)                  --
  Net realized capital gains      (0.07)                 --               (0.07)                  --
                                 ------              ------              ------               ------
    Total distributions           (0.11)                 --               (0.11)                  --
                                 ------              ------              ------               ------

NET ASSET VALUE, END
  OF PERIOD                      $17.41              $17.84              $13.13               $13.49
                                 ======              ======              ======               ======

TOTAL RETURN                      (1.88%)             18.93%              (1.91%)              (6.32%)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
    (in 000's)                   $4,873              $4,652                $289                 $208
  Ratio of expenses to
    average net assets(1)          1.41%               1.41%               1.41%                1.41%
  Ratio of net investment
    income to average
    net assets(1)                  0.67%               0.28%               0.70%                0.63%
  Portfolio turnover rate         27.80%               6.60%              27.80%                6.60%


(1) Annualized
  * The StockCar Stocks Index Fund Advisor class shares commenced operations on August 2, 1999.


                  See notes to financial statements.

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                          STOCKCAR STOCKS(SM)
                              INDEX FUND


SEMI-ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   StockCar Stocks Mutual Fund, Inc. (the "Company") was incorporated under the laws of the state of Maryland on May 18, 1998, and consists solely of StockCar Stocks Index Fund (the "Fund"). The Company is registered as an open-end, diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Company is registered to offer two classes of shares, Advisor class and No Load Direct class. The Fund seeks growth of capital and current income by investing in the companies of the StockCar Stocks Index. The Fund became effective with the SEC on September 18, 1998 and commenced operations on October 1, 1998.

   The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by StockCar Stocks Advisors, LLC (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

   The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders -- Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles.

d) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

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                          STOCKCAR STOCKS(SM)
                              INDEX FUND


SEMI-ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2000 (CONTINUED)

2. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the Fund for the six months ended March 31, 2000 were as follows:

                   NO-LOAD DIRECT CLASS      ADVISOR CLASS
                   --------------------    -------------------
                    SHARES      AMOUNT     SHARES      AMOUNT
Sold .............  51,601     $919,035     7,615     $102,551
Reinvested .......   1,529       28,108       161        2,235
Redeemed ......... (33,939)    (590,602)   (1,186)     (15,327)
                   -------     --------    ------     --------
Net Increase .....  19,191     $356,541     6,590     $ 89,459
                   =======     ========    ======     ========

   Transactions in shares of the Fund for the year ended September 30, 1999 were as follows:

                   NO-LOAD DIRECT CLASS      ADVISOR CLASS*
                   --------------------    -------------------
                    SHARES      AMOUNT     SHARES      AMOUNT
Sold ............. 270,133   $5,025,170    15,842     $224,193
Redeemed ......... (16,022)    (275,665)     (433)      (6,058)
                   -------   ----------    ------     --------
Net Increase ..... 254,111   $4,749,505    15,409     $218,135
                   =======   ==========    ======     ========

   *The Advisor Class commenced operations on August 2, 1999.


3. INVESTMENT TRANSACTIONS

   The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the six months ended March 31, 2000, were as follows:

            Purchases ......................... $1,824,516
            Sales .............................  1,386,048

   At March 31, 2000, net unrealized depreciation of investments for tax purposes was as follows:

            Appreciation ...................... $  326,763
            Depreciation ......................   (956,508)
                                                ----------
            Net depreciation on investments.... $ (629,745)
                                                ==========

   At March 31, 2000, the cost of investments for federal income tax purposes was $5,781,889.

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                          STOCKCAR STOCKS(SM)
                              INDEX FUND


SEMI-ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2000 (CONTINUED)

4. ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

   The Fund has entered into an Advisory Agreement with the Advisor to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's daily net assets. For the six months ended March 31, 2000, the Advisor received advisory fees of $13,050.

   The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.66% as applied to the Fund's daily net assets. Prior to May 26, 1999 the Advisor received a monthly fee at an annual rate of 0.91%. For the six months ended March 31, 2000, the Advisor received service fees of $17,226.

   The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursement, registrar and recordkeeping services.

   The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Funds' normal operating expenses at 1.16%. The only other expenses incurred by the fund are distribution fees, brokerage fees, taxes, if any, legal fees relating to litigation, and other extraordinary expenses.

   The Fund and the Advisor have entered into a Distribution Agreement with Declaration Distributors, Inc. to provide distribution services to the Fund. Declaration Distributors, Inc. serves as underwriter/distributor of the Fund.

   A separate plan of distribution has been adopted under Rule 12b-1 of the Investment Company Act of 1940 for each class of shares. With respect to all shares offered by the Fund, each plan provides that the Fund may pay a servicing or Rule 12b-1 fee of 0.25% of the Fund's average net assets on an annual basis to persons or institutions for performing certain servicing functions for the Fund's shareholders. The distribution plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund's shares, including personal services provided to prospective and existing shareholders. The distribution plans for the Advisor class and the No-Load Direct class of shares took effect
July 1, 1999 and May 26, 1999, respectively.

   Certain directors and officers of the Fund are directors and officers of the Advisor; however, they receive no compensation from the Fund.

                                [LOGO]
                          STOCKCAR STOCKS(SM)
                              INDEX FUND


SEMI-ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2000 (CONTINUED)

5. SUBSEQUENT EVENT

   Submission of Matters to a Vote of Shareholders

   On March 1, 2000, a proxy statement from StockCar Stocks Mutual Fund, Inc. was mailed to shareholders of record on February 16, 2000 inviting such shareholders to a Special Meeting of Shareholders on April 12, 2000 at Conseco Conference Center in Carmel, Indiana for the following purposes and to transact such other business as properly brought before the meeting:

  Proposal 1 -- To approve a new investment advisory agreement with Conseco Capital Management, Inc.
  Proposal 2 -- To approve a new Rule 12b-1 distribution plan
  Proposal 3 -- To approve Amended and Restated Articles of Incorporation Proposal 4 -- To elect six (6) Directors to the Board of Directors Proposal 5 -- To ratify the selection of PricewaterhouseCoopers LLC as the Fund's independent auditors for the current fiscal year.

  The April 12, 2000 Special Meeting of Shareholders was convened on that date in order to allow additional shareholders to vote on the proposals listed above. The adjourned Special Meeting of Shareholders was reconvened on April 27, 2000 in Mooresville, North Carolina where the following votes were cast:

  Proposal 1 -- Approve a new investment advisory agreement with Conseco Capital Management, Inc.

           Votes Required      Votes For      Votes Against
           --------------      ---------      -------------
           102,315.18          206,026.63     12,456.90

  Proposal 2 -- Approve a new Rule 12b-1 distribution plan

           NO-LOAD DIRECT CLASS SHARES
           Votes Required      Votes For      Votes Against
           --------------      ---------      -------------
           134,911.93          192,603.98     24,478.39

           ADVISOR CLASS SHARES
           Votes Required      Votes For      Votes Against
           --------------      ---------      -------------
           10,810.07           11,515.95      364.81

                                [LOGO]
                          STOCKCAR STOCKS(SM)
                              INDEX FUND


SEMI-ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2000 (CONTINUED)

5. SUBSEQUENT EVENT (CONTINUED)

   Proposal 3 -- Approve Amended and Restated Articles of Incorporation

           Votes Required      Votes For      Votes Against
           --------------      ---------      -------------
           204,630.36          205,390.70     13,965.59

   Proposal 4 -- Elect six Directors to the Board of Directors

           William P. Daves, Jr.
           Maxwell E. Bublitz
           Dr. Jess H. Parrish
           David N. Walthall
           Harold W. Hartley
           Dr. R. Jan LeCroy

   This vote required the plurality of the total outstanding shares for each Nominee.

           Votes For      Votes Against
           ---------      -------------
           213,927.20     12,621.25

   Proposal 5 -- Ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the current fiscal year

           Votes Required      Votes For      Votes Against
           --------------      ---------      -------------
           102,315.18          217,678.10     3,028.77

[LOGO]                                                       |----------------|
STOCKCAR STOCKS(SM)                                          |    Bulk Rate   |
INDEX FUND                                                   |  U.S. Postage  |
265 Raceway Dr.                                              |      PAID      |
Suite 11                                                     |   Newark, NJ   |
Mooresville, NC 28117                                        |   Permit #903  |
                                                             |----------------|







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